                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE
                                   TERM SHEET
                                 $[307,894,000]
               (APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)
                                   SARM 2005-2
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                                  TBD, TRUSTEE

                                                     WAL TO        EST. PMT TO     EXPECTED
                                                    OPTIONAL        OPTIONAL        INITIAL         LEGAL
                   APPROX.           INITIAL       TERMINATION     TERMINATION       LOSS           FINAL         EXPECTED
   CLASS          SIZE ($)          COUPON (1)      (YRS) (2)      WINDOW (2)      COVERAGE        MATURITY       RATINGS(7)
------------   ---------------   --------------    -----------    -------------   ----------     ------------    -----------
OPTION 1(3)
A              [$ 307,894,000]     Net WAC PT         3.29            1-185         [5.50%]       02/25/2035        [AAA]

OPTION 2 (3)
A              [$ 307,894,000]   Net WAC - 1.00%      3.29            1-185         [5.50%]       02/25/2035        [AAA]
AX (4) (5)     [$ 307,894,000]        1.00%            NA              NA           [5.50%]       02/25/2035        [AAA]

OPTION 3 (3)
A (5)          [$ 307,894,000]    1moL + [0.30]%      3.29            1-185         [5.50%]       02/25/2035        [AAA]
AX (4)         [$ 507,897,469]        1.00%            NA              NA           [5.50%]       02/25/2035        [AAA]
Subs (5) (6)   [$  17,920,567]      Variable           NA              NA              NA             NA             (6)

(1)  The Class coupons are described under "Interest Rates" on page 5.
(2) Assumes 25% CPR per annum for the Certificates. Certificates pay on the 25th of every month beginning in February 2005.
(3) The Class A Certificates can be issued in the form of one of the three options set forth on page 2. The final coupon for the Class A Certificates will be described in the prospectus supplement.
(4) The Class AX will be interest only certificates. This class will not be entitled to payments of principal and will accrue interest on its notional balance. It will only be offered under certain options as specified on page
     2. In option 2, the Class AX Certificates will accrue interest at a rate equal to the lesser of (a) 1.00% per annum and (b) the Net WAC of the Mortgage Loans on a notional balance equal to the balance of the Class A Certificates for that Distribution Date. In option 3, the Class AX Certificates will absorb the excess interest, if any, between the Net WAC of the Mortgage Loans and the interest rate on the Class A Certificates.
(5)  Not offered under this term sheet.
(6) Subs represent the Subordinate Classes that are expected to be rated AA down to not rated. All classes that are rated below BBB- will not be offered publicly.
(7)  The Certificates will be rated by two rating agencies.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

           ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE COLLATERAL BALANCES AS OF DECEMBER 1, 2004, THE "STATISTICAL CUT-OFF DATE".

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.
        THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR
                         COLLATERAL TERM SHEETS, IF ANY.

                                   ----------

                     INFORMATION THAT IS TO BE DETERMINED OR
              THAT IS NOT KNOWN AT THIS TIME WILL BE LABELED "TBD"

                                   ----------

DEAL OVERVIEW:

o The issuer will be Structured Adjustable Rate Mortgage Loan Trust and the deal will be found on Bloomberg under the symbol "SARM".

o    The collateral will be comprised of non-hybrid 6-Month LIBOR ARMs.

o The Class A and Class AX Certificates are the "Offered Certificates" and the Class A Certificates are the "Senior Certificates". The Offered Certificates and the Subordinate Certificates will be referred to as the "Certificates".

o    The coupon options for the Class A Certificates are as follows:

     1) The Class A Certificates accrue interest a rate equal to the Net WAC of the Mortgage Loans. The Class AX Certificates would not be offered under this option.
     2) The Class A Certificates accrue interest at a rate equal to the Net WAC of the Mortgage Loans less 1.00% per annum. The Class AX Certificates would be offered under this option and would be entitled to interest at a rate equal to the lesser of (a) 1.00% per annum and
          (b) the Net WAC of the Mortgage Loans. The Class AX notional balance will be equal to the Class A balance.
     3)   The Class A Certificates accrue interest a rate equal to the lesser of
          (a) one month LIBOR plus a [0.30]% per annum and (b) the Net WAC for the Mortgage Loans. The Class AX Certificates would be offered under this option and would be entitled to the excess, if any, of the Net WAC of the Mortgage Loans over the interest rate of the Class A Certificates. The Class AX notional balance will be equal to (a) the excess, if any, of the Net WAC for the Mortgage Loans for such Distribution Date less the Class A Interest Rate, divided by 1%, multiplied by (b) the balance of the Class A Certificates prior to distributions for such Distribution Date. The stated interest on the Class AX Certificates will be 1.00% per annum on the notional balance of the Class AX Certificates.

o 1% Optional Termination: The Certificates may be called by ALS on any Distribution Date after the aggregate outstanding mortgage balance is less than 1% of the Cut-Off Date balance.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING:

Cut off Date:                  January 1, 2005

Expected Pricing Date:         Week of January [10], 2005

Expected Settlement Date:      January 28, 2005

Distribution Dates:            25th of each month, commencing in February 2005

Collection Period:             The calendar month preceding the
                               current Distribution Date

Issuer:                        Structured Adjustable Rate Mortgage
                               Loan Trust ("SARM")

Trustee:                       TBD

Master Servicer:               Aurora Loan Services, Inc. ("ALS")

Master Servicer Fee:           The Master Servicer will be paid a monthly
                               fee (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage
                               Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicer(s):                      SERVICERS                        %
                               ----------------                  -----
                               ALS                               98.71%
                               Colonial Savings                   1.18%
                               Wells Fargo                        0.11%

Servicing Fee:
                                  SERVICERS                 SERVICING FEE
                               ----------------             -------------
                               ALS                              0.250%
                               Colonial Savings                 0.375%
                               Wells Fargo                      0.150%

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):

Day Count:                          30/360

Delay Days/ Interest
Accrual Period:                     CLASS     DELAY         FIRST ACCRUAL DATE
                                    -----     -----         ------------------
                                      A*       24                1/1/2005

                                    *In the case of option 2, the Class A
                                    Certificates would have a 0 day delay and would begin accruing interest on 1/25/2005.

Registration:                       Book-entry form through DTC

Minimum Denomination:               Class A: $25,000

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         25% CPR per annum

SMMEA Eligibility:                  The Offered Certificates will be SMMEA
                                    eligible.

ERISA Eligibility:                  The Offered Certificates will be ERISA
                                    eligible.

Net WAC: The "Net WAC" for the Mortgage Loans for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans in the Mortgage Loans at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):

Interest Rates:                     CLASS A will bear interest at a rate that is
                                    dependent upon the coupon option chosen for the Class A Certificates. The coupon options are described on page 2.

                                    CLASS AX will bear interest at a rate that is dependent upon the coupon option chosen for the Class A Certificates. The coupon options are described on page 2.

Credit Enhancement:                 Senior/subordinate, shifting interest
                                    structure. The credit enhancement
                                    information shown below is subject to final rating agency approval.

                                    Credit enhancement for the Senior
                                    Certificates will consist of the
                                    subordination of the Subordinate
                                    Certificates.

Loss Allocation:                    Losses will reduce the principal balance of
                                    the certificates, in the following order:
                                    First, the principal balance of the
                                    Subordinate Certificates and then, if all the Subordinate Classes have been reduced to zero, losses will be applied to the Senior
                                    Certificates on a pro rata basis.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

PRINCIPAL DISTRIBUTIONS:

Initial Senior Enhancement Percentage = [5.50%]

Senior Enhancement Percentage = Subordinate Amount / Collateral balance

o If the Senior Enhancement Percentage is less than 2 times the Initial Senior Enhancement Percentage:

          DISTRIBUTION DATES (MONTHS)                    SHIFT %
          ---------------------------                    -------
                  1 - 120                                    100%
                 121 - 132                                    70%
                 133 - 144                                    60%
                 145 - 156                                    40%
                 157 - 168                                    20%
                    169+                                      0%

o If the Senior Enhancement Percentage is greater than or equal to 2 times the Initial Senior Enhancement Percentage:

          DISTRIBUTION DATES (MONTHS)                    SHIFT %
          ---------------------------                    -------
                  1 - 36                                      50%
                    37+                                        0%

(If the senior enhancement percentage doubles when compared to the initial cut-off date senior enhancement during the first 36 months of the transaction, the Senior bonds will be entitled to 50% of the Subordinate bonds percentage of prepayments, subject to cumulative loss and delinquency tests. After month 36, if the senior enhancement percentage for doubles when compared to the initial senior enhancement, the Senior Certificates will be entitled to prepayments based on the senior certificates percentage only, subject to cumulative loss and delinquency tests).

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

PRINCIPAL DISTRIBUTIONS (CONT.):

Senior Percentage          = Senior Certificates / Collateral Balance

Subordinate Percentage     = 100% - Senior Percentage

Prepayment Percentage      = Senior Percentage + Shift Percentage* Subordinate
                             Percentage

Senior Principal Distribution Amount ("PDA") will be equal to the sum of (i) the product of (a) the Scheduled Principal and (b) Senior Percentage and (ii) the product of (a) the Prepayment Principal and (b) Prepayment Percentage.

Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between (i) the sum of the Scheduled Principal and the Prepayment Principal and (ii) Senior PDA.

Subordinate Amount:

Total Collateral Balance less the current principal balance of the Senior Certificates.

PRINCIPAL PAYDOWN RULES:

PAY SENIOR PDA AS FOLLOWS:

Pay to the Class A Certificates, until reduced to zero.

                                    CONTACTS

MBS Trading                   Khalil Kanaan                     (212) 526-8320
                              Brendan Garvey                    (212) 526-8320
                              Dave Rashty                       (212) 526-8320
Residential Finance           Stan Labanowski                   (212) 526-6211
                              Mike Hitzmann                     (212) 526-5806
                              Darius Houseal                    (212) 526-9466
                              Nick Stimola                      (212) 526-0212

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

CLASS A (OPTION 1) DISCOUNT MARGIN TABLE:

PRICE       10% CPR   15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
------      -------   -------   -------   -------   -------   -------   -------
102-16          160       143       126       106        85        63        38
102-18          159       142       124       104        83        60        34
102-20          158       141       122       102        80        57        31
102-22          157       139       121       100        78        54        27
102-24          156       138       119        98        75        51        24
102-26          155       137       117        96        73        48        21
102-28          154       136       116        94        70        45        17
102-30          153       134       114        92        68        42        14
103-00          152       133       112        90        65        39        10
103-02          151       132       111        88        63        36         7
103-04          150       130       109        86        60        33         3
103-06          149       129       107        84        58        30         0
103-08          148       128       106        82        55        27        (4)
103-10          147       126       104        80        53        24        (7)
103-12          146       125       102        78        51        21       (10)
103-14          145       124       101        76        48        18       (14)
103-16          144       122        99        74        46        16       (17)
103-18          143       121        97        71        43        13       (21)
103-20          142       120        96        69        41        10       (24)
103-22          141       118        94        67        38         7       (27)
103-24          140       117        93        65        36         4       (31)
103-26          139       116        91        63        33         1       (34)
103-28          138       115        89        61        31        (2)      (38)
103-30          137       113        88        59        28        (5)      (41)
104-00          136       112        86        57        26        (8)      (44)
104-02          135       111        84        55        24       (11)      (48)
104-04          134       109        83        53        21       (13)      (51)

The table above assumes that 6 Month LIBOR is 2.84% and that the 1% Optional Call is exercised.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

CLASS A (OPTION 2) DISCOUNT MARGIN TABLE:

PRICE       10% CPR   15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
------      -------   -------   -------   -------   -------   -------   -------
100-17           94        89        83        77        70        62        54
100-19           93        87        81        74        67        59        51
100-21           92        86        79        72        65        56        47
100-23           91        85        78        70        62        53        44
100-25           90        83        76        68        59        50        40
100-27           89        82        74        66        57        47        37
100-29           88        81        73        64        54        44        33
100-31           87        79        71        62        52        41        30
101-01           86        78        69        60        49        38        26
101-03           85        77        68        58        47        35        22
101-05           84        75        66        56        44        32        19
101-07           83        74        64        54        42        29        15
101-09           82        73        63        51        39        26        12
101-11           81        71        61        49        37        23         8
101-13           80        70        59        47        34        20         5
101-15           79        69        58        45        32        17         1
101-17           78        68        56        43        29        14        (2)
101-19           77        66        54        41        27        11        (6)
101-21           76        65        53        39        24         8        (9)
101-23           75        64        51        37        22         5       (12)
101-25           74        62        49        35        19         2       (16)
101-27           73        61        48        33        17        (1)      (19)
101-29           72        60        46        31        14        (4)      (23)
101-31           71        59        44        29        12        (6)      (26)
102-01           70        57        43        27         9        (9)      (30)
102-03           69        56        41        25         7       (12)      (33)
102-05           69        55        39        23         4       (15)      (37)

The table above assumes that 6 Month LIBOR is 2.84% and that the 1% Optional Call is exercised.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

CLASS AX (OPTION 3) YIELD TABLE:

PRICE       10% CPR   15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
------      -------   -------   -------   -------   -------   -------   -------
1-10          92.78     84.45     75.91     67.07     57.89     48.38     38.44
1-12          87.76     79.56     71.15     62.46     53.42     44.05     34.26
1-14          83.21     75.11     66.83     58.27     49.36     40.12     30.46
1-16          79.05     71.06     62.90     54.45     45.66     36.54     27.00
1-18          75.24     67.35     59.29     50.95     42.27     33.26     23.83
1-20          71.75     63.95     55.98     47.74     39.16     30.25     20.91
1-22          68.52     60.80     52.93     44.78     36.29     27.48     18.23
1-24          65.53     57.90     50.11     42.04     33.64     24.91     15.74
1-26          62.76     55.20     47.49     39.50     31.18     22.53     13.43
1-28          60.19     52.69     45.05     37.14     28.89     20.31     11.28
1-30          57.78     50.35     42.78     34.94     26.76     18.24      9.27
2-00          55.54     48.16     40.66     32.88     24.77     16.31      7.39
2-02          53.43     46.11     38.67     30.95     22.90     14.50      5.62
2-04          51.45     44.19     36.80     29.15     21.14     12.79      3.97
2-06          49.59     42.38     35.05     27.45     19.50     11.19      2.40
2-08          47.84     40.68     33.40     25.84     17.94      9.68      0.93
2-10          46.18     39.07     31.84     24.33     16.47      8.25     (0.47)
2-12          44.62     37.55     30.36     22.90     15.08      6.90     (1.79)
2-14          43.14     36.10     28.97     21.55     13.77      5.62     (3.04)
2-16          41.73     34.74     27.64     20.26     12.52      4.40     (4.24)
2-18          40.39     33.44     26.38     19.04     11.33      3.25     (5.37)
2-20          39.12     32.21     25.19     17.88     10.21      2.14     (6.46)
2-22          37.91     31.03     24.05     16.78      9.13      1.09     (7.49)
2-24          36.76     29.91     22.97     15.72      8.11      0.09     (8.48)
2-26          35.66     28.85     21.93     14.72      7.13     (0.87)    (9.42)
2-28          34.61     27.83     20.94     13.76      6.19     (1.79)   (10.33)
2-30          33.60     26.85     19.99     12.84      5.29     (2.67)   (11.20)

The table above assumes that 1 Month LIBOR is 2.42%, 6 Month LIBOR is 2.84% and that the 1% Optional Call is exercised.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                         SARM 2005-2 -COLLATERAL SUMMARY

TOTAL NUMBER OF LOANS                                  823      OCCUPANCY STATUS
TOTAL OUTSTANDING LOAN BALANCE         $    325,814,567.57      Primary Home              81.48%
AVERAGE LOAN PRINCIPAL BALANCE         $           395,886      Investment                13.90%
PREPAYMENT PENALTY                                   31.10%     Second Home                4.62%
WEIGHTED AVERAGE COUPON                              4.621%
WEIGHTED AVERAGE MARGIN                              2.344%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                   360      GEOGRAPHIC DISTRIBUTION
WEIGHTED AVERAGE REMAINING TERM (MO.)*                 358      (Other states
                                                                account individually
                                                                for less than
WEIGHTED AVERAGE LOAN AGE (MO.)*                         2      5% of the Cut-off
                                                                Date principal
                                                                balance.)

ORIGINAL LTV >80 AND NO MI (WHOLE POOL)               0.31%     CA                        46.19%
WEIGHTED AVERAGE ORIGINAL LTV                        70.68%     CO                         7.08%
NON-ZERO WEIGHTED AVERAGE FICO                         727      FL                         6.96%
                                                                NY                         5.03%

                                                                LIEN POSITION
                                                                First                     100.0%

* Calculated as of January 1, 2005.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                           COLLATERAL CHARACTERISTICS
 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                          SCHEDULED PRINCIPAL BALANCES

                                  # OF MORTGAGE                                       % OF POOL
           ($)                        LOANS             PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
---------------------------   ----------------------   ----------------------   ----------------------
0.01 - 50,000.00                                   3   $           139,137.03                     0.04%
50,000.01 - 100,000.00                            25             2,083,766.50                     0.64
100,000.01 - 150,000.00                           74             9,313,353.15                     2.86
150,000.01 - 200,000.00                          102            18,250,067.96                     5.60
200,000.01 - 250,000.00                          108            24,436,206.29                     7.50
250,000.01 - 300,000.00                           75            20,713,770.95                     6.36
300,000.01 - 350,000.00                           73            23,703,364.03                     7.28
350,000.01 - 400,000.00                           73            27,774,657.38                     8.52
400,000.01 - 450,000.00                           59            25,244,234.87                     7.75
450,000.01 - 500,000.00                           59            28,300,487.79                     8.69
500,000.01 - 550,000.00                           20            10,595,850.00                     3.25
550,000.01 - 600,000.00                           23            13,166,467.91                     4.04
600,000.01 - 650,000.00                           45            28,559,166.98                     8.77
650,000.01 - 700,000.00                            5             3,391,499.99                     1.04
700,000.01 - 750,000.00                            8             5,894,655.27                     1.81
750,000.01 - 800,000.00                            7             5,495,000.00                     1.69
800,000.01 - 850,000.00                            8             6,611,289.05                     2.03
850,000.01 - 900,000.00                            1               899,000.00                     0.28
900,000.01 - 950,000.00                            3             2,816,500.00                     0.86
950,000.01 - 1,000,000.00                         27            26,804,749.86                     8.23
1,000,000.01 >=                                   25            41,621,342.56                    12.77
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

Min.: $44,000
Max: $3,377,500
Avg.: $395,886

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                     COLLATERAL CHARACTERISTICS (CONTINUED)

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                                 MORTGAGE RATES

                                  # OF MORTGAGE                                       % OF POOL
           (%)                        LOANS             PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
---------------------------   ----------------------   ----------------------   ----------------------
2.501 - 3.000                                     10   $         2,785,549.98                     0.85%
3.001 - 3.500                                     25            13,485,755.53                     4.14
3.501 - 4.000                                     91            38,179,399.31                    11.72
4.001 - 4.500                                    232            86,324,653.46                    26.50
4.501 - 5.000                                    286           110,536,451.05                    33.93
5.001 - 5.500                                    156            65,725,142.59                    20.17
5.501 - 6.000                                     19             6,344,071.00                     1.95
6.001 - 6.500                                      3             2,203,644.65                     0.68
6.501 - 7.000                                      1               229,900.00                     0.07
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

Min.: 2.625%
Max: 7.000%
Weighted Avg.: 4.621%

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                     COLLATERAL CHARACTERISTICS (CONTINUED)

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                        ORIGINAL TERMS TO STATED MATURITY

                                  # OF MORTGAGE                                       % OF POOL
        (MONTHS)                      LOANS             PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
---------------------------   ----------------------   ----------------------   ----------------------
360                                              823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

Min.: 360
Max.: 360
Weighted Avg.: 360

                       REMAINING TERMS TO STATED MATURITY*

                                  # OF MORTGAGE                                       % OF POOL
        (MONTHS)                      LOANS             PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
---------------------------   ----------------------   ----------------------   ----------------------
301 - 360                                        823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

Min: 333
Max: 360
Weighted Avg.: 358
* Calculated as of January 1, 2005.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                     COLLATERAL CHARACTERISTICS (CONTINUED)

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                          ORIGINAL LOAN-TO-VALUE RATIO

                                  # OF MORTGAGE                                       % OF POOL
           (%)                        LOANS             PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
---------------------------   ----------------------   ----------------------   ----------------------
10.01 - 20.00                                      2   $         1,250,941.50                     0.38%
20.01 - 30.00                                      1               192,000.00                     0.06
30.01 - 40.00                                     12             6,852,150.00                     2.10
40.01 - 50.00                                     31            15,126,694.52                     4.64
50.01 - 60.00                                     52            31,184,944.78                     9.57
60.01 - 70.00                                    164            83,818,798.06                    25.73
70.01 - 80.00                                    524           179,679,102.62                    55.15
80.01 - 90.00                                     30             6,254,556.09                     1.92
90.01 - 100.00                                     7             1,455,380.00                     0.45
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

Min.: 11.14%
Max: 95.00%
Weighted Avg: 70.68%

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                     COLLATERAL CHARACTERISTICS (CONTINUED)

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                                   FICO SCORE

                                  # OF MORTGAGE                                       % OF POOL
                                      LOANS             PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
                              ----------------------   ----------------------   ----------------------
620 - 639                                         14   $         5,069,604.89                     1.56%
640 - 659                                         17             6,781,090.00                     2.08
660 - 679                                         87            41,073,369.39                    12.61
680 - 699                                        109            40,476,110.46                    12.42
700 - 719                                        140            56,422,504.46                    17.32
720 >=                                           456           175,991,888.37                    54.02
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

Min.: 620
Max.: 823
Weighted Avg.: 727

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                     COLLATERAL CHARACTERISTICS (CONTINUED)

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                                  LOAN PURPOSE

                                  # OF MORTGAGE                                       % OF POOL
                                      LOANS             PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
                              ----------------------   ----------------------   ----------------------
Purchase                                         446   $       168,355,712.55                    51.67%
Cash Out Refinance                               257           115,523,464.27                    35.46
Rate/Term Refinance                              120            41,935,390.75                    12.87
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

                                  PROPERTY TYPE

                                  # OF MORTGAGE                                       % OF POOL
                                      LOANS             PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
                              ----------------------   ----------------------   ----------------------
Single Family                                    501   $       210,514,222.96                    64.61%
PUD                                              195            71,087,736.46                    21.82
Condo                                             88            26,733,029.42                     8.20
2 Family                                          27             9,648,828.73                     2.96
4 Family                                           7             4,283,400.00                     1.31
3 Family                                           4             2,747,350.00                     0.84
Coop                                               1               800,000.00                     0.25
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                     COLLATERAL CHARACTERISTICS (CONTINUED)

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                                 STATES - TOP 10

                                  # OF MORTGAGE                                       % OF POOL
                                      LOANS             PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
                              ----------------------   ----------------------   ----------------------
California                                       322   $       150,505,184.63                    46.19%
Colorado                                          60            23,079,405.72                     7.08
Florida                                           71            22,663,424.53                     6.96
New York                                          16            16,390,003.86                     5.03
Arizona                                           51            13,294,047.40                     4.08
New Jersey                                        23            11,575,114.64                     3.55
Massachusetts                                     14             8,392,184.26                     2.58
Maryland                                          21             8,102,684.00                     2.49
Nevada                                            24             7,541,286.23                     2.31
Illinois                                          25             7,314,785.62                     2.25
Other                                            196            56,956,446.68                    17.48
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                     COLLATERAL CHARACTERISTICS (CONTINUED)

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                      ORIGINAL PREPAYMENT PENALTY IN YEARS

                                       # OF
                                     MORTGAGE                                         % OF POOL
         (YEARS)                      LOANS             PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------   ----------------------   ----------------------   ----------------------
0.000                                            578   $       224,481,647.66                    68.90%
0.333                                             31            12,675,881.71                     3.89
0.500                                             17             9,042,995.10                     2.78
0.583                                             10             4,870,550.00                     1.49
0.667                                              9             3,186,350.00                     0.98
1.000                                             10             7,074,434.27                     2.17
2.000                                              2             1,753,200.00                     0.54
3.000                                            153            57,447,700.00                    17.63
5.000                                             13             5,281,808.83                     1.62
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

                               DOCUMENTATION TYPE

                                       # OF
                                     MORTGAGE                                         % OF POOL
                                      LOANS             PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
                              ----------------------   ----------------------   ----------------------
Limited                                          365   $       155,876,146.89                    47.84%
Full                                             300           101,198,051.62                    31.06
No Documentation                                  94            38,147,352.24                    11.71
No Ratio                                          61            29,513,453.79                     9.06
Stated                                             3             1,079,563.03                     0.33
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                     COLLATERAL CHARACTERISTICS (CONTINUED)

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                                  GROSS MARGIN

                                       # OF
                                     MORTGAGE                                         % OF POOL
            (%)                       LOANS             PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------   ----------------------   ----------------------   ----------------------
<= 1.000                                           4   $         1,285,000.00                     0.39%
1.001 - 1.500                                      6             2,796,587.05                     0.86
1.501 - 2.000                                     35            21,625,578.77                     6.64
2.001 - 2.500                                    644           246,819,481.18                    75.75
2.501 - 3.000                                    125            46,934,625.43                    14.41
3.001 - 3.500                                      4             1,466,600.00                     0.45
3.501 - 4.000                                      2             2,683,050.49                     0.82
4.501 - 5.000                                      3             2,203,644.65                     0.68
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

Min: 0.750%
Max: 4.750%
Weighted Avg: 2.344%

                            INITIAL PERIODIC RATE CAP

                                       # OF
                                     MORTGAGE                                         % OF POOL
            (%)                       LOANS             PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------   ----------------------   ----------------------   ----------------------
N/A                                               41   $        20,969,178.01                     6.44%
1.000                                            771           295,999,311.27                    90.85
5.750                                              1               760,200.00                     0.23
5.875                                              1               243,444.65                     0.07
6.000                                              9             7,842,433.64                     2.41
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

Min: 1.000%
Max*: 9.375%
Weighted Avg*: 1.607%
*For the loans that do not have initial periodic rate caps, their initial periodic rate caps were calculated using the following formula: the loan's maximum rate - the loan's original gross mortgage rate.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                     COLLATERAL CHARACTERISTICS (CONTINUED)

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                             SUBSEQUENT PERIODIC CAP

                                       # OF
                                     MORTGAGE                                         % OF POOL
            (%)                       LOANS             PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------   ----------------------   ----------------------   ----------------------
N/A                                               49   $        27,592,756.30                     8.47%
1.000                                            773           296,721,811.27                    91.07
2.000                                              1             1,500,000.00                     0.46
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

Min: 1.000%
Max*: 9.375%
Weighted Avg*: 1.597%
*For the loans that do not have subsequent periodic rate caps, their subsequent periodic rate caps were calculated using the following formula: the loan's maximum rate - the loan's current gross mortgage rate.

                                  MAXIMUM RATE

                                       # OF
                                     MORTGAGE                                         % OF POOL
            (%)                       LOANS             PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------   ----------------------   ----------------------   ----------------------
8.501 - 9.000                                      3   $           757,999.98                     0.23%
9.001 - 9.500                                      3               491,800.00                     0.15
9.501 - 10.000                                    81            32,699,655.56                    10.04
10.001 - 10.500                                  225            80,859,115.05                    24.82
10.501 - 11.000                                  287           113,048,924.58                    34.70
11.001 - 11.500                                  155            64,535,142.59                    19.81
11.501 - 12.000                                   68            33,192,029.81                    10.19
12.501 - 13.000                                    1               229,900.00                     0.07
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

Min: 9.000%
Max: 13.000%
Weighted Avg: 10.803%

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                     COLLATERAL CHARACTERISTICS (CONTINUED)

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                                      FLOOR

                                       # OF
                                     MORTGAGE                                         % OF POOL
            (%)                       LOANS             PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------   ----------------------   ----------------------   ----------------------
0.501 - 1.000                                      4   $         1,285,000.00                     0.39%
1.001 - 1.500                                      6             2,796,587.05                     0.86
1.501 - 2.000                                     34            21,458,378.77                     6.59
2.001 - 2.500                                    642           245,268,174.31                    75.28
2.501 - 3.000                                    128            48,653,132.30                    14.93
3.001 - 3.500                                      4             1,466,600.00                     0.45
3.501 - 4.000                                      2             2,683,050.49                     0.82
4.501 - 5.000                                      3             2,203,644.65                     0.68
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

Min: 0.750%
Max: 4.750%
Weighted Avg: 2.346%

                              NEXT RATE ADJUSTMENT

                                       # OF
                                     MORTGAGE                                         % OF POOL
                                      LOANS             PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
                              ----------------------   ----------------------   ----------------------
February 2005                                     11   $         4,652,374.31                     1.43%
March 2005                                        42            13,934,321.24                     4.28
April 2005                                        79            30,024,495.91                     9.22
May 2005                                         109            43,019,793.37                    13.20
June 2005                                        359           146,551,938.16                    44.98
July 2005                                        223            87,631,644.58                    26.90
                              ----------------------   ----------------------   ----------------------
TOTAL:                                           823   $       325,814,567.57                   100.00%
                              ----------------------   ----------------------   ----------------------

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).